Exhibit 10.02

SECOND AMENDMENT AND LIMITED WAIVER

THIS SECOND AMENDMENT AND LIMITED WAIVER, dated as of June 22, 2018
(this “Second Amendment”), by and among Symantec Holdings Limited, a company organized in Ireland (the “Borrower”), the guarantors party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.Reference is made to that certain Term Loan Agreement, dated as of August 1, 2016, as supplemented by the Assignment and Assumption, dated as of October 3, 2016, by and between Symantec Corporation (“Parent”) and Borrower, and amended by the First Amendment, dated as of December 12, 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.Reference is made to that certain Guaranty Agreement, dated as of August 1, 2016, as supplemented by the Guaranty Accessions, dated as of October 1, 2016 and February 9, 2017 (as the same may be amended, amended and restated, supplemented or otherwise modified, the “Guaranty Agreement”), by and among the Guarantors and the Administrative Agent, pursuant to which the Guarantors has agreed to guarantee to the Guaranteed Parties (as defined in the Guaranty Agreement) the payment in full of the Guaranteed Obligations (as defined in the Guaranty Agreement).

C.Pursuant to Section 5.1(a) of the Credit Agreement, the Borrower is required to deliver, or cause Parent to deliver, Parent’s audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal year ended March 30, 2018, along with the related reports and certificates required by Sections 5.1(c) and 5.1(d) (such financial statements, report and certificates, collectively, the “2018 Financial Statements”) on or prior to June 28, 2018.

D.Pursuant to Section 7.1(e) of the Credit Agreement, the failure to timely deliver the 2018 Financial Statements on or prior to June 28, 2018 would constitute a Default, and following a 30-day grace period after notice thereof from the Administrative Agent to the Borrower, an Event of Default (collectively, the “Specified Default”).

E.The Borrower has requested that the Administrative Agent and the Required Lenders (i) grant a waiver solely with respect to the Specified Default until the Waiver Termination Date (as defined below) and (ii) grant a limited waiver so that the existence of the Specified Default and any Specified Cross Default (as defined below) shall be deemed not to be a “Default” for any purpose under the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein, and the Administrative Agent and the Lenders constituting the Required Lenders under the Credit Agreement immediately prior to giving effect to this Second Amendment are willing to grant such waivers, and to amend the Credit Agreement to give effect thereto, on the terms and subject to the conditions set forth herein.

F.The Borrower and the Guarantors are entering into this Second Amendment with the understanding and agreement that, except as specifically provided herein, none of the Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.    Defined Terms. As used in this Second Amendment, the following terms have the meanings specified below:

“2025 Notes” means the 5.000% senior notes due 2025 incurred by Parent pursuant to the Indenture.

“Base Indenture” means the Base Indenture, dated as of February 9, 2017, by and between Parent and Wells Fargo Bank, National Association, as trustee.

“Designated Material Indebtedness” means the Indebtedness in respect of (a) the Existing Credit Agreement, (b) the 2.500% convertible senior notes due 2021 issued pursuant to the indenture dated as of March 4, 2016, between Parent and Wells Fargo Bank, National Association, as trustee, (c) the 2.000% convertible senior notes due 2021 issued pursuant to the indenture dated as of August 1, 2016, between Parent and Wells Fargo Bank, National Association, as trustee (collectively with the convertible notes referenced in clause (b) above, the “Convertible Notes”), (d) the 2025 Notes, (e) the 4.200% senior notes due 2020 issued pursuant to the indenture dated September 16, 2010, as supplemented by an officer’s certificate dated as of September 16, 2010 and (f) the 3.950% senior notes due 2022 issued pursuant to the indenture dated as of September 16, 2010, as supplemented by an officer’s certificate dated June 14, 2012.

“First Supplemental Indenture” means the First Supplemental Indenture to the Base Indenture, dated February 9, 2017, by and between Parent and Wells Fargo Bank, National Association, as trustee.

“Indenture” means the Base Indenture as supplemented by the First Supplemental Indenture.

“Matured Cross Default” means a default on any Designated Material Indebtedness, which default has resulted in the holder or holders of any Designated Material Indebtedness or any trustee or agent on its or their behalf becoming entitled to cause such Designated Material Indebtedness to become immediately due, or to require the immediate prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that a Matured Cross Default shall not be deemed to have occurred with respect to any Designated Material Indebtedness until after the grace and/or cure period applicable to such default has lapsed and, in the case of the Convertible Notes, so long as Parent has elected and is entitled to pay, and is paying, “Additional Interest” under, and as defined in, Section 6.02(b) of each of the indentures governing the Convertible Notes.

“Specified Cross Default” means the occurrence of any Default pursuant to Section 7.1(g) of the Credit Agreement as a result of any failure of Parent to timely deliver or provide the 2018 Financial Statements, or copies of any annual reports and information, documents and other reports Parent is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, to the holder or holders of (or any trustee with respect to) any Designated Material Indebtedness, or to file any such documents with the trustee with respect to such Designated Material Indebtedness.

“Waiver Period” means the Second Amendment Effective Date through 11:59 pm Eastern Time on the Waiver Termination Date.

“Waiver Termination Date” means the earlier to occur of (i) a Matured Cross Default and
(ii) 11:59 pm Eastern Time, on October 27, 2018.

2.    Limited Waiver. Subject to the satisfaction of the condition set forth in Section 4 hereof, the Administrative Agent and the Required Lenders hereby agree that:

(a)    The Required Lenders and the Administrative Agent hereby preemptively waive the Specified Default for all purposes under the Credit Agreement during the Waiver Period. From and after the Waiver Termination Date, (i) the agreement of the Lenders and the Administrative Agent hereunder waiving the Specified Default shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower and each Guarantor, (ii) the Specified Default shall be deemed an Event of Default for all purposes of the Credit Agreement and the other Loan Documents unless Parent has delivered the 2018 Financial Statements prior to such Waiver Termination Date and (iii) if the Waiver Termination Date occurs on the date specified in clause
(ii) of the definition thereof, the Administrative Agent shall be deemed to have delivered the written notice referred to in Section 7.1(e) of the Credit Agreement on September 27, 2018.

(b)    The existence of the Specified Default and any Specified Cross Default shall be deemed not to be a “Default” for any purpose of the Credit Agreement during the Waiver Period.

(c)    The consent contained in this Section 2 is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (A) any Default or Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default), or (B) any term or condition of the Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Administrative Agent or any Lender to anything other than the specific matters set forth herein, (iv) shall not constitute a custom or course of dealing among the parties hereto and (v) shall not in any way or manner restrict the Administrative Agent or any Lender from exercising any rights or remedies they may have with respect to any other Default or Event of Default (including, for the avoidance of doubt, any Default or Event of Default existing as of the date hereof which is not a Specified Default or Specified Cross Default) at any time in respect of the Credit Agreement or any other Loan Document. Nothing herein shall be deemed to constitute a consent to any other departure from or a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document or prejudice any right or remedy that the Administrative Agent or any Lender may have currently or may have in the future.

3.    Reaffirmation of the Guaranty Agreement. As a further assurance, each Guarantor hereby (a) agrees that, notwithstanding the effectiveness of this Second Amendment, the Guaranty Agreement continues to be in full force and effect and (b) affirms and confirms its guarantee of the Guaranteed Obligations as provided in the Guaranty Agreement as originally executed, and acknowledges and agrees that such guarantee continues in full force and effect in respect of, and to secure, such Guaranteed Obligations, including after the Second Amendment Effective Date and the Waiver Termination Date.

4.    Conditions Precedent. This Second Amendment shall be effective as of the first date on which the Administrative Agent receives counterparts of this Second Amendment that, when taken together, bear the signatures of (i) the Borrower and the Guarantors, (ii) the Administrative Agent and (iii) the Required Lenders (such date, the “Second Amendment Effective Date”).

5.    Representations and Warranties of the Borrower and the Guarantors. The Borrower and each Guarantor represents and warrants as follows:

(a)    Authority; Enforceability. The execution and delivery of this Second Amendment and the performance of the obligations contemplated hereby are within its corporate or other powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or other action. This Second Amendment has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Borrower or Guarantor, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    Representations and Warranties. The representations and warranties contained in each Loan Document (other than as set forth in Sections 3.4(b) and 3.6(a) of the Credit Agreement) are true and correct in all material respects (or if qualified as to materiality or Material Adverse Effect, in all respects) on and as of the date hereof as though made on and as of the date hereof (except that the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.1(a) and 5.1(b) of the Credit Agreement), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (or if qualified as to materiality or Material Adverse Effect, in all respects) as of such earlier date.

(c)    No Default. As of the Second Amendment Effective Date and after giving effect to this Second Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

6.    Governing Law. This Second Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.    Counterparts. This Second Amendment may be executed in counterparts (and by different parties and separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Second Amendment by telefacsimile or electronic mail or DocuSign shall be effective as delivery of an originally executed counterpart of this Second Amendment.

8.	Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b)    The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and are and shall continue to constitute the legal, valid, binding and enforceable obligations of the Borrower and the Guarantors.

(c)    The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

10.    Severability. In case any provision in this Second Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Second Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.    No Novation. This Second Amendment shall not extinguish the Guaranteed Obligations for the payment of money outstanding under the Credit Agreement or any Loan Document or any guarantee thereof, and the guarantees existing immediately prior to the Second Amendment Effective Date are in all respects continuing and in full force and effect with respect to all Guaranteed Obligations. Nothing contained herein shall be construed as a novation of any of the Loan Documents or a substitution or novation, or a payment and reborrowing, or a termination, of the Guaranteed Obligations outstanding under the Credit Agreement or instruments guaranteeing the same, which instruments shall remain and continue in full force and effect. Nothing expressed or implied in this Second Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Credit Party under the Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided herein, such obligations are in all respects continuing with only the terms being modified as provided in this Second Amendment.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the date first above written.

SYMANTEC HOLDINGS LIMITED, as Borrower

By:	/S/ Frances Allain
Name:	Frances Allain
Title:	Director

SYMANTEC CORPORATION, as Guarantor

By:
Name:
Title:

SYMANTEC OPERATING CORPORATION, as Guarantor

By:
Name:
Title:

BLUE COAT SYSTEMS LLC, as Guarantor

By:
Name:
Title:

LIFELOCK, INC., as Guarantor

By:
Name:
Title:
[Signature Page to Second Amendment-Term Loan Agreement]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the date first above written.

SYMANTEC HOLDINGS LIMITED, as Borrower

By:
Name:
Title:

SYMANTEC CORPORATION, as Guarantor

By:	/S/ Scott Taylor
Name:	Scott Taylor
Title:	Executive Vice President, General Counsel & Secretary

SYMANTEC OPERATING CORPORATION, as Guarantor

By:	/S/ Scott Taylor
Name:	Scott Taylor
Title:	President

BLUE COAT SYSTEMS LLC, as Guarantor

By:	/S/ Scott Taylor
Name:	Scott Taylor
Title:	President

LIFELOCK, INC., as Guarantor

By:	/S/ Scott Taylor
Name:	Scott Taylor
Title:	President
[Signature Page to Second Amendment-Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/S/ Nicolas Gitron-Beer
Name:	Nicolas Gitron-Beer
Title:	Executive Director
[Signature Page to Second Amendment-Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ Nicolas Gitron-Beer
Name:	Nicolas Gitron-Beer
Title:	Executive Director
[Signature Page to Second Amendment-Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ Jesse Mason
Name:	Jesse Mason
Title:	Director
[Signature Page to Second Amendment-Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/S/ Nicholas Heslip
Name:	Nicholas Heslip
Title:	Authorized Signatory
[Signature Page to Second Amendment-Term Loan Agreement]

FIFTH THIRD BANK

By:	/S/ Suzanne Rode
Name:	Suzanne Rode
Title:	Managing Director
[Signature Page to Second Amendment-Term Loan Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/S/ Geoff Smith
Name:	Geoff Smith
Title:	Senior Vice President
[Signature Page to Second Amendment-Term Loan Agreement]

MEDIOBANCA INTERNATIONAL (LUXEMBORG) S.A., as a Lender

By:	/S/ Stefano Biondi
Name:	Stefano Biondi
Title:	Chief Executive Officer

By:	/S/ Edoardo Reitano
Name:	Edoardo Reitano
Title:	Chief Financial Officer
[Signature Page to Second Amendment-Term Loan Agreement]

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager, as a Lender

City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser, as a Lender

Mountain View CLO 2014-1 Ltd
By: Seix Investment Advisors LLC, as Collateral Manager, as a Lender

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member, as a Lender

Virtus SEIX Floating Rate High Income Fund By: Seix Investment Advisors LLC, as Subadviser, as a Lender

By:	/S/ Deidre A. Dillon, Esq.
Name:	Deidre A. Dillon, Esq.
Title:	Chief Compliance Officer
[Signature Page to Second Amendment-Term Loan Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/S/ Arti Dighe
Name:	Arti Dighe
Title:	Vice President
[Signature Page to Second Amendment-Term Loan Agreement]

MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.) as a Lender

By:	/S/ Lillian Kim
Name:	Lillian Kim
Title:	Director
[Signature Page to Second Amendment-Term Loan Agreement]

WOODFOREST NATIONAL BANK, as a Lender

By:	/S/ David Molnar
Name:	David Molnar
Title:	Senior Vice President
[Signature Page to Second Amendment-Term Loan Agreement]

MIZUHO BANK, LTD, as a Lender

By:	/S/ Donna Demagistris
Name:	Donna Demagistris
Title:	Authorized Signatory
[Signature Page to Second Amendment-Term Loan Agreement]

SOCIETE GENERALE, as a Lender

By:	/S/ Ed Grimm
Name:	Ed Grimm
Title:	Director
[Signature Page to Second Amendment-Term Loan Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/S/ Jason Rinne
Name:	Jason Rinne
Title:	Director
[Signature Page to Second Amendment-Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ Scott W Miller
Name:	Scott W Miller
Title:	Vice President
[Signature Page to Second Amendment-Term Loan Agreement]